MUTUAL FUND SERIES TRUST

Catalyst/CIFC Floating Rate Income Fund (formerly, Catalyst Floating Rate Income Fund) (the “Fund”)
Class A: CFRAX Class C: cfrcx Class I: cfrix

March 29, 2019

The information supplements certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated November 1, 2018.

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Effective April 1, 2019, the table contained under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary: Catalyst/CIFC Floating Rate Income Fund – Fees and Expenses of the Fund” is replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.59%	0.59%	0.56%
Interest Expense	0.05%	0.05%	0.05%
Remaining Other Expenses	0.54%	0.54%	0.51%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.88%	2.63%	1.60%
Fee Waiver and/or Expense Reimbursement[2]	(0.64)%	(0.64)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.24%	1.99%	0.99%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.15%, 1.90% and 0.90% for Class A shares, Class C shares and Class I shares, respectively, through March 31, 2020. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Effective April 1, 2019, the information contained under section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary: Catalyst/CIFC Floating Rate Income Fund – Fees and Expenses of the Fund - Example” is replaced in its entirety with the following:

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, March 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$595	$202	$101
3	$979	$757	$445
5	$1,386	$1,338	$813
10	$2,522	$2,916	$1,849

Effective April 1, 2019, the information respecting the Fund contained in the table under the section of the Fund’s Prospectus entitled “Management of the Fund – Advisory Fees” is replaced in its entirety with the following:

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Floating Rate Income Fund	1.00%	0.56%	Class A – 1.15% Class C – 1.90% Class I – 0.90%

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst/CIFC Floating Rate Income Fund Class A: CFRAX Class C: CFRCX Class I: CFRIX

(the “Fund”)

March 29, 2019

The information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2018, and should be read in conjunction with such SAI.

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Effective April 1, 2019, the information respecting the Fund contained in the expense limitation table under the section of the Fund’s SAI entitled “ADVISOR and SUB-ADVISORS” is replaced in its entirety with the following:

Expense Limitation
Floating Rate Income	Class A – 1.15% Class C – 1.90% Class I – 0.90%

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.